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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 2002



                            LUCENT TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


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
                   1-11639                                        22-3408857
           (COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NO.)


600 MOUNTAIN AVENUE, MURRAY HILL, NEW JERSEY                        07974
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)
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                                 (908) 582-8500
                         (REGISTRANT'S TELEPHONE NUMBER)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

On or about May 13, 2002, the registrant commenced distributing the information statement and associated questions and answers document, attached as an exhibit to this report, to its common shareowners, under cover of the letter from Patricia Russo, its Chief Executive Officer, that is also attached as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Letter dated May 13, 2002, from Patricia Russo, Chief Executive Officer of the registrant, to shareowners, Information Statement dated May 13, 2002, and Questions and Answers document, all regarding the distribution of shares of Class A and Class B common stock of Agere Systems Inc. to the owners of the registrant's common stock.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         LUCENT TECHNOLOGIES INC.




Dated:  May 13, 2002                     By:    /s/ John A. Kritzmacher
                                            -----------------------------------
                                         Name:  John A. Kritzmacher
                                         Title: Senior Vice President and
                                                Corporate Controller
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                                  EXHIBIT INDEX

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EXHIBITS:
Exhibit 99.1 Information Statement dated May 13, 2002 regarding the distribution of shares of Class A and Class B common stock of Agere Systems Inc. to the owners of the registrant's common stock.
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